UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2026 (April 27, 2026)

HCW Biologics Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40591	82-5024477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 N. Commerce Parkway
Miramar, Florida	33025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 954 842-2024

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HCWB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

On April 27, 2026, HCW Biologics Inc. (“HCW Biologics” or the “Company”) convened a Special Meeting of its Stockholders (“Special Meeting”). At that time, there were not present or represented by proxy a sufficient number of shares of the Company’s Common Stock to constitute a quorum. The Company adjourned the Special Meeting, without any business being conducted.

The two proposals submitted to stockholders for their approval at the Special Meeting will be included in the proposals submitted to stockholders for their approval at the Company’s Annual Meeting of Stockholders, which will held virtually at 10:00 A.M. Eastern Time on June 15, 2026. The record date for the Annual Meeting is April 22, 2026. There will be five proposals submitted to stockholders for their approval at the Annual Meeting.

No changes have been made to the two proposals presented at the Special Meeting in those to be voted on by stockholders at the Annual Meeting. The Company strongly encourages all of its stockholders to read the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2026 (the “Proxy Statement”) and other proxy materials relating to the Annual Meeting, which are available free of charge on the SEC’s website at www.sec.gov.

During the current adjournment, the Company will continue to solicit votes from its stockholders with respect to the proposals set forth in the Proxy Statement.

On April 30, 2026, the Company issued a press release to announce the adjournment, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in the press release furnished as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated April 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCW BIOLOGICS INC.

Date:	April 30, 2026	By:	/s/ Hing C. Wong
Hing C. Wong, Founder and Chief Executive Officer